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EXHIBIT (32) SECTION 1350 CERTIFICATION OF PERIODIC REPORT (PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002)

                        CERTIFICATION OF PERIODIC REPORT

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Ralph W. Babb, Jr., Chairman, President and Chief Executive Officer, and Elizabeth S. Acton, Executive Vice President and Chief Financial Officer, of Comerica Incorporated (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2005 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 4, 2005                              /s/ Ralph W. Babb, Jr.
                                                   -----------------------
                                                   Ralph W. Babb, Jr.
                                                   Chairman, President and
                                                   Chief Executive Officer

                                                   /s/ Elizabeth S. Acton
                                                   --------------------------
                                                   Elizabeth S. Acton
                                                   Executive Vice President and
                                                   Chief Financial Officer